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                                                                      Exhibit 24

                           METATEC INTERNATIONAL, INC.

                                Power Of Attorney
                                       for
                         Form S-3 Registration Statement

         The undersigned, a director of Metatec International, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Jeffrey M. Wilkins and Julia A. Pollner, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act without the other, with full power of substitution and resubstitution, for me and in my name, place, and stead, in my capacity as director of the Company, to sign the Company's Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to register under the Securities Act of 1933, as amended (the "1933 Act"), 600,000 common shares, without par value, of the Company, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


/s/ A. Grant Bowen                                       Date:  April 30, 1999
------------------------------
A. Grant Bowen


/s/ Joseph F. Keeler, Jr.
------------------------------                           Date:  April 30, 1999
Joseph F. Keeler, Jr.


/s/ Peter J. Kight
------------------------------                           Date:  April 30, 1999
Peter J. Kight


/s/ Jerry D. Miller
------------------------------                           Date:  April 30, 1999
Jerry D. Miller


/s/ James V. Pickett
------------------------------                           Date:  April 30, 1999
James V. Pickett


/s/ Jeffrey M. Wilkins
------------------------------                           Date:  April 30, 1999
Jeffrey M. Wilkins